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                                                                    EXHIBIT 99.2

    CERTIFICATION PURSUANT TO CHAPTER 63, TITLE 18 UNITED STATES CODE SS.1350
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                   ACCOMPANYING ANNUAL REPORT ON FORM 10-K OF
     KRISPY KREME DOUGHNUTS, INC. FOR THE FISCAL YEAR ENDED FEBRUARY 2, 2003

         I, Randy S. Casstevens, Chief Financial Officer of Krispy Kreme Doughnuts, Inc. (the "Company"), certify that the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended February 2, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                       Date: May 2, 2003

                                                       /s/ Randy S. Casstevens
                                                       -------------------------
                                                       Randy S. Casstevens
                                                       Chief Financial Officer